EXHIBIT 4.1

FORM OF STOCK CERTIFICATE

Number		Shares
ASCOT FUNDING, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
AUTHORIZED: 100,000,000 SHARES COMMON STOCK,
WITHOUT PAR VALUE

This certifies that is the owner of		CUSIP SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

ASCOT FUNDING, INC.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Colorado, and to the
Articles of Incorporation and Bylaws of the Corporation,
as now or hereafter amended. This certificate is not valid
unless countersigned by the Transfer Agent. WITNESS
the facsimile seal of the Corporation and the signature
of its duly authorized officers

/s/Patrick C. Brooks	[SEAL]	Secretary
Patrick C. Brooks President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT _________________________	Custodian _______________________
TEN ENT	as tenants by the entireties	(Cust)	(Minor)
JT TEN	as joint tenants with the right of	Act ___________________________________________________
	survivorship and not as tenants	(State)
in common

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ hereby sell, assign and transfer unto

___________________________________________________________________________________________

                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

_____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X _______________________________________________________________________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

A TRANSFER FEE WILL APPLY